UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 30, 2024
Date of Report (Date of earliest event reported)
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INVENTRUST PROPERTIES CORP.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation)	001-40896 (Commission File Number)	34-2019608 (IRS Employer Identification No.)
3025 Highland Parkway, Suite 350 Downers Grove, Illinois 60515
(Address of principal executive offices and zip code)
(855) 377-0510
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	IVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02 - Results of Operations and Financial Condition.
On April 30, 2024, InvenTrust Properties Corp. (the “Company”) issued a press release announcing its results for the quarter ended March 31, 2024. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On April 30, 2024, the Company posted on its website, at https://www.inventrustproperties.com/investor-relations/, certain supplemental information for the quarter ended March 31, 2024 (the "First Quarter Supplemental"). A copy of the First Quarter Supplemental is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The information furnished under this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of InvenTrust Properties Corp, dated as of April 30, 2024 (furnished pursuant to Item 2.02)
99.2	First Quarter Supplemental (furnished pursuant to Item 2.02)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 30, 2024	INVENTRUST PROPERTIES CORP.

		By:	/s/ Christy L. David
		Name:	Christy L. David
		Title:	Executive Vice President, Chief Operating Officer, General Counsel & Secretary